UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On March 3, 2022, Northwest Pipe Company (the “Company”) received a letter (the “Nasdaq Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the resignation of William Yearsley, as previously disclosed, from the Company’s Board of Directors and its Audit Committee, the Company is not in compliance with Nasdaq Listing Rule 5605, which requires that the Company’s Audit Committee be comprised of at least three directors, all of whom are independent pursuant to the rules of Nasdaq and applicable law. The Nasdaq Letter has no immediate effect on the Company’s listing on the Nasdaq Global Select Market.

The Nasdaq Letter further provided that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605, which cure period will expire on the earlier of the date of the Company’s next annual shareholders’ meeting or February 11, 2023, or, if the next annual shareholders’ meeting is held before August 10, 2022, then the cure period will expire on August 10, 2022.

The Company must submit documentation, including the biography of any new director, evidencing compliance with the Nasdaq Listing Rule 5605 no later than the compliance date described above. The Company is working diligently to comply with Nasdaq’s audit committee requirements as set for in the Nasdaq Listing Rule 5605 within the cure period provided by Nasdaq, and expects to evidence compliance to Nasdaq no later than the compliance date.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

(d)	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 9, 2022.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins
Senior Vice President, Chief Financial Officer, and Corporate Secretary